SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2012

AXIUS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-147276	27-3574086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6A Easa Al Gurg Tower, 6th Floor, Baiyas Road, P.O.Box 186549, Dubai UAE
Address of principal executive offices

Registrant’s telephone number, including area code: 00971 44475722

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations both in the United States and internationally, if applicable, operating costs, our ability to achieve revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the "SEC"). These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," or the "Registrant" refer to Axius, Inc.

Item 8.01 Other Events

Roland Kaufmann, President and a principal stockholder of the Company was arrested by FBI agents in March 2012 pursuant to a United States Government “Complaint and Affidavit In Support of Arrest Warrants” alleging his involvement in a scheme to bribe nonexistent fictitious “stockbrokers” (actually the United States Government through its undercover FBI agent) in order to sell shares of the Company’s common stock during the first quarter of 2012. Mr. Kaufmann was subsequently indicted on July 5, 2012. On July 6, 2012, the SEC initiated a civil action in the Eastern District of New York (Civil Action No. 12 Civ. 3888) against Mr. Kaufmann and the Company.

Mr. Kaufmann, having posted court mandated bail, has pleaded not guilty to all criminal charges and intends to vigorously defend himself in these matters. Previously, he temporarily resigned from all of his positions with the Company effective June 19, 2012 to work on his defense.

For more specific information regarding the matters above see Exhibits 99.1 and 99.2 which are officials releases from the Department of Justice and SEC announcing the cases against Mr. Kaufmann. Reference is also made to the Company’s Quarterly Report on Form 10-Q for the period ended April 30, 2012 and, in particular, Part ll, Item 5 of such Form 10-Q.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

99.1  Department of Justice Press Release

99.2  SEC Litigation Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIUS INC.

Date: July 10, 2012	By:	/s/ John Figliolini
	Name:	John Figliolini
	Title:	Chief Financial Officer